Exhibit 99.1

AÉROPOSTALE, INC. ANNOUNCES DEPARTURE OF
EMILIA FABRICANT, EXECUTIVE VICE PRESIDENT OF AÉROPOSTALE

Julian Geiger to assume responsibility for merchandising

New York, New York - June 19, 2015 - Aéropostale, Inc. (NYSE: ARO), a mall-based specialty retailer of casual and active apparel for young women and men, today announced that Emilia Fabricant is leaving the Company. Effective immediately, the Company’s senior merchandising team will report to Julian R. Geiger, Chief Executive Officer. There are no plans to seek a replacement for Ms. Fabricant at this time.

Julian R. Geiger, Chief Executive Officer, said, “Over the past ten months, we have carefully instituted structural changes to our organization that enabled us to balance levels of responsibility and to run our business more effectively. In conjunction with these changes, I believe that the strength of our senior design and merchandising teams positions us well on our path to profitability. We wish Emilia well in her future endeavors.”

Mr. Geiger continued, “As I said on our most recent earnings call, I continue to believe that the merchandising, organizational and operational changes we have made since last year will change the trajectory of our business in the Back-To-School and Holiday periods.”

About Aéropostale, Inc.
Aéropostale, Inc. is a specialty retailer of casual apparel and accessories, principally targeting 14 to 17 year-old young women and men through its Aéropostale stores and website and 4 to 12 year-olds through its P.S. from Aéropostale stores and website. The Company provides customers with a focused selection of high quality fashion and fashion basic merchandise at compelling values in an exciting and customer friendly store environment. Aéropostale maintains control over its proprietary brands by designing, sourcing, marketing and selling all of its own merchandise, other than in licensed stores. Aéropostale products can be purchased in Aéropostale stores and online at www.aeropostale.com. P.S. from Aéropostale products can be purchased in P.S. from Aéropostale stores, in certain Aéropostale stores and online at www.ps4u.com and www.aeropostale.com. The Company currently operates 761 Aéropostale® stores in 50 states and Puerto Rico, 52 Aeropostale stores in Canada and 26 P.S. from Aéropostale® stores in 12 states and Puerto Rico. In addition, pursuant to various licensing agreements, the Company's licensees currently operate 278 Aéropostale® and P.S. from Aéropostale® locations in the Middle East, Asia, Europe, and Latin America. Since November 2012, Aéropostale, Inc. has operated GoJane.com, an online women's fashion footwear and apparel retailer. GoJane products can be purchased online at www.gojane.com.

SPECIAL NOTE: THIS PRESS RELEASE AND ORAL STATEMENTS MADE FROM TIME TO TIME BY REPRESENTATIVES OF THE COMPANY CONTAIN CERTAIN "FORWARD-LOOKING STATEMENTS" MADE IN RELIANCE UPON THE SAFE HARBOR PROVISIONS OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, CONCERNING EXPECTATIONS FOR SALES, STORE OPENINGS, GROSS MARGINS, EXPENSES, STRATEGIC DIRECTION AND EARNINGS. ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. AMONG THE FACTORS THAT COULD CAUSE ACTUAL RESULTS TO MATERIALLY DIFFER INCLUDE, CHANGES IN THE COMPETITIVE MARKETPLACE, INCLUDING THE INTRODUCTION OF NEW PRODUCTS OR PRICING CHANGES BY OUR COMPETITORS, CHANGES IN THE ECONOMY AND OTHER EVENTS LEADING TO A REDUCTION IN DISCRETIONARY CONSUMER SPENDING; SEASONALITY; RISKS ASSOCIATED WITH CHANGES IN SOCIAL, POLITICAL, ECONOMIC AND OTHER CONDITIONS AND THE POSSIBLE ADVERSE IMPACT OF CHANGES IN IMPORT RESTRICTIONS; RISKS ASSOCIATED WITH UNCERTAINTY RELATING TO THE COMPANY'S ABILITY TO IMPLEMENT ITS STRATEGIES; RISKS ASSOCIATED WITH THE COMPANY’S ABILITY TO IMPLEMENT AND REALIZE THE ANTICIPATED BENEFITS OF THE COMPANY’S STRATEGIC INITIATIVES AND COST REDUCTION PROGRAM, AS WELL AS THE OTHER RISK FACTORS SET FORTH IN THE COMPANY'S FORM 10-K AND QUARTERLY REPORTS ON FORM 10-Q, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS TO REFLECT SUBSEQUENT EVENTS OR CIRCUMSTANCES.

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